UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

AXALTA COATING SYSTEMS LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Axalta Coating Systems Ltd. Internet: www.proxypush.com/AXTA • Cast your vote online Annual General Meeting of Members • • Have your Proxy Card ready Follow the simple instructions to record your vote For Members of record as of April 10, 2025 Phone: Wednesday, June 4, 2025 10:00 AM, Eastern Daylight Time 1-866-570-1775 Axalta Corporate Headquarters & Global Innovation Center • Use any touch-tone telephone • Have your Proxy Card ready 1050 Constitution Avenue, Philadelphia, PA 19112 • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 10:00 AM, Eastern Daylight Time, June 4, 2025. This proxy is being solicited on behalf of the Board of Directors substitute, The member and hereby hereby appoints authorizes Chris them Villavarayan, to represent Carl and Anderson to vote, and as designated Alex Tablin on -Wolf, the reverse or any of side them, of this as proxies, ballot, all each of the with common the power shares to appoint of AXALTA their COATING on June 4, SYSTEMS 2025, and any LTD adjournment . that the member or postponement is entitled to thereof vote at. the Annual General Meeting of Members to be held at 10:00 AM, Eastern Daylight Time This the Board proxy, of when Directors’ properly recommendations executed, will be . voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance and return this with card the . Board of Directors’ recommendation. The named proxies cannot vote your shares unless you sign and date (on the reverse side) PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Axalta Coating Systems Ltd. Annual General Meeting of Members Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Elelction of nine directors to serve until the 2026 Annual General Meeting of Members FOR WITHHOLD To vote for all directors in this section mark here: FOR #P2# #P2# 1.01 Jan A. Bertsch FOR #P2# #P2# 1.02 William M. Cook FOR #P3# #P3# 1.03 Tyrone M. Jordan FOR #P4# #P4# 1.04 Deborah J. Kissire FOR #P5# #P5# 1.05 Rakesh Sachdev FOR #P6# #P6# 1.06 Samuel L. Smolik FOR #P7# #P7# 1.07 Kevin M. Stein FOR #P8# #P8# 1.08 Chris Villavarayan FOR #P9# #P9# 1.09 Mary S. Zappone FOR #P10# #P10# FOR AGAINST ABSTAIN 2. Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public FOR accounting firm and auditor until the conclusion of the 2026 Annual General Meeting of Members #P11# #P11# #P11# and delegation of authority to the Board, acting through the Audit Committee, to set the terms and remuneration thereof 3. Non-binding advisory vote to approve the compensation of our named executive officers FOR #P12# #P12# #P12# Check here if you would like to attend the meeting in person. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held jointly, all owners should sign. Trustees, administrators, etc., should include title and authority. Corporations and other entities should provide the full name of the corporation or other entity and title(s) of authorized person(s) signing below. Signature (and Title if applicable) Date Signature (if held jointly) Date